                   COLLATERALIZED CREDIT ENHANCEMENT AGREEMENT

     THIS COLLATERALIZED CREDIT ENHANCEMENT AGREEMENT (this "Agreement"), made as of the 1st day of March 1996, is by BFC GUARANTY CORP., a Delaware corporation (the "Credit Enhancement Provider"), to SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, a national banking association (referred to herein as "Trustee").

                              W I T N E S S E T H:

     WHEREAS, Castle Rock Ranch Public Improvements Authority, a Colorado nonprofit corporation (the "Issuer"), proposes to issue, pursuant to an Indenture of Trust, dated as of the date hereof ("Indenture"), between the Issuer and the Trustee, $66,975,000 aggregate principal amount of the Issuer's Public Facilities Revenue Bonds, Series 1996 (the "Bonds"); and

     WHEREAS, as additional evidence of the obligations of the Issuer under the Indenture, the Issuer has executed a promissory note to the Trustee with respect to the Bonds (the "Note"); and

     WHEREAS, the Issuer requested that the Credit Enhancement Provider execute and deliver this Agreement with respect to the Indenture, the Bonds and the Note; and

     WHEREAS, the Credit Enhancement Provider and the Issuer have executed and delivered a Reimbursement Agreement, dated as of the date hereof (the "Reimbursement Agreement"); and

     WHEREAS, BFC Finance Corp., a Delaware corporation ("BFC Finance"), shall execute a Trust Indenture, dated as of the date hereof (the "REMIC Indenture"), between BFC Finance and SouthTrust Bank of Alabama, National Association, as Trustee (the "REMIC Trustee"); and

     WHEREAS, the Credit Enhancement Provider shall be the owner of all BFC Finance Corp., REMIC Lease-Backed Bonds, Series 1996, Federal Lease-Backed Class B (the "Collateral").

     NOW, THEREFORE, in order to induce the Issuer to issue the Bonds and to execute the Note, the Indenture and the Reimbursement Agreement, and in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Enhancement Provider covenants and agrees as follows:

     1. Subject to the limitations set forth in this Paragraph 1 and in Paragraph 2 and Paragraph 24 below, the Credit Enhancement Provider irrevocably and unconditionally agrees to provide to the Trustee amounts sufficient to provide for the due, prompt and complete payment of the Bonds, including, without limitation, principal of and interest payable under the Bonds (excluding any Extra Payments, as defined in the Indenture). The obligations of the Issuer described in this Paragraph 1 being guaranteed by the Credit Enhancement Provider are hereinafter referred to as the "Indebtedness". The obligations of the Credit Enhancement Provider to provide such payment hereinafter are referred to as the "Obligations." Contemporaneously herewith, the Credit Enhancement Provider, the Trustee and the REMIC Trustee have executed and delivered a Bond Pledge and Security Agreement, dated as of the date hereof (the "Pledge Agreement"), containing the irrevocable pledge and delivery of the Collateral by the Credit Enhancement Provider to the Trustee, which the Credit Enhancement Provider warrants and represents creates a valid, perfected security interest in the Collateral for the benefit of the Trustee. All payments by the Credit Enhancement Provider made in satisfaction of the Obligations shall be made from the Credit Enhancement Provider's own funds and not from funds of the Issuer or any other party.

     2. The maximum liability of the Credit Enhancement Provider under this Agreement is the sum of the following: (i) principal on the Bonds in the amount of Sixty-Six Million Nine Hundred Seventy-Five Thousand and No/100 Dollars ($66,975,000.00); and (ii) interest on the Bonds at the interest rate or rates set forth in the Indenture (excluding any Extra Payments, as defined in the Indenture). No payment received from Issuer or from any person or entity other than the Credit Enhancement Provider or amounts realized on the Collateral provided for the payment of the Indebtedness shall reduce or impair the liability of Credit Enhancement Provider hereunder. It is the intention and agreement of Credit Enhancement Provider that the liability of Credit Enhancement Provider hereunder shall continue unless and until the Bonds have been fully paid (or discharged as provided in the Indenture) and the Indebtedness has been satisfied in full.

     3. The Trustee may not do or perform any of the following, without the consent of the Credit Enhancement Provider (provided that a violation by the Trustee of the provisions of this Section 3 shall not affect the obligations of the Credit Enhancement Provider to pay amounts due hereunder in accordance with the terms hereof):

          (a) renew, compromise, extend, accelerate or otherwise change the time or place of payment of or to otherwise change the terms of the Indebtedness or the terms of performance of any of the other obligations guaranteed hereby, including, without limitation, to increase or decrease any rate of interest contained in any of the documents executed in connection with the Bonds (the "Bond Documents");

          (b) modify or waive any of the terms of any agreement with the Issuer pertaining to the Indebtedness and/or the other obligations secured hereby;

          (c) take and hold security for the payment of the Indebtedness and/or performance of the other obligations guaranteed hereby and impair, exhaust, exchange, enforce, waive or release any such security;

          (d) direct the order or manner of sale of any such security as Trustee in its discretion may determine; and/or

          (e) grant any indulgence, forbearance or waiver with respect to the Indebtedness or any of the other obligations secured hereby.

The liability of Credit Enhancement Provider hereunder shall not be affected, impaired or reduced in any way by any action taken by Trustee under the foregoing provisions or any other provision hereof, or by any delay, failure or refusal of Trustee to exercise any right or remedy Trustee may have against Issuer or any other person, firm or corporation, including any guarantors, if any, liable for all or any part of the Indebtedness or any of the other obligations guaranteed hereby.

     4. Satisfaction by the Credit Enhancement Provider of any liability hereunder shall not discharge the Credit Enhancement Provider except with respect to the liability satisfied, it being the intent hereof that this Agreement and the Obligations of Credit Enhancement Provider hereunder shall be continuing and irrevocable until the Bonds have been paid in full. Notwithstanding the foregoing or anything else set forth herein, and in addition thereto, if at any time all or any part of any payment received by the Trustee from Credit Enhancement Provider under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, determination that said payment was a voidable preference under insolvency, bankruptcy or reorganization laws), then Credit Enhancement Provider's Obligations hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous receipt of payment by the Trustee, and Credit Enhancement Provider's obligations hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment to the Trustee had never been made.

     5. The Credit Enhancement Provider hereby waives notice of acceptance of this Agreement by the Trustee, and this Agreement shall immediately be binding upon the Credit Enhancement Provider. The Credit Enhancement Provider hereby represents, warrants, covenants and agrees that it has not acquired and shall not acquire any interests in Douglas County Development Corporation. The Credit Enhancement Provider hereby agrees that it shall take no action which will adversely affect the exclusion from income for federal income tax purposes of income on the Bonds. The Credit Enhancement Provider shall be entitled to rely upon an opinion of Bond Counsel (as defined in the Indenture) in complying with the provisions of the preceding sentence.

     6. The Credit Enhancement Provider hereby waives and agrees not to assert or take advantage of:

          (a) any right to require the Trustee to proceed against the Issuer or any other person or to proceed against or exhaust any security held by the Trustee at any time or to pursue any other remedy in Trustee's power before proceeding against the Collateral;

          (b) the defense of the statute of limitations in any action hereunder or in any action for the collection of the Indebtedness or the performance of any other obligations guaranteed hereby;

          (c) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other person or persons or the failure of the Trustee to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

          (d) demand, presentment for payment, notice of non-payment, protest, notice of protest and all other notices of any kind, including, without limitation, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of the Issuer, the Trustee, any endorser or creditor of the Issuer or the Credit Enhancement Provider or on the part of any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Trustee or in connection with the Indebtedness;

          (e) any defense based upon an election of remedies by the Trustee, the right of Credit Enhancement Provider to proceed against the Issuer for reimbursement, or both;

          (f) all duty or obligation on the Trustee's part to perfect, protect, not impair, retain or enforce any security for the payment of the Indebtedness or performance of any of the other obligations guaranteed hereby; and

          (g)  any defense based on a right of set-off or counterclaim.

     7. All existing and future indebtedness under the Reimbursement Agreement of the Issuer to the Credit Enhancement Provider or to any person controlled or owned in whole or in part by the Credit Enhancement Provider is hereby subordinated to the Indebtedness at any time when a default exists under the Indebtedness. Furthermore, such subordinated indebtedness shall not be paid nor shall the Credit Enhancement Provider accept or cause or permit any person controlled or owned in whole or in part by the Credit Enhancement Provider to accept any payment of or on account of any such subordinated indebtedness at any time after a default exists under the Indebtedness. Any payment received by the Credit Enhancement Provider in violation of this Agreement shall be received by the person to whom paid in trust for the Trustee, and Credit Enhancement Provider shall cause the same to be paid to the Trustee immediately on account of the Indebtedness. No such payment shall reduce or affect in any manner the liability of the Credit Enhancement Provider under this Agreement.

     8.   [Intentionally omitted.]

     9. The amount of Credit Enhancement Provider's Obligations and all rights, powers and remedies of Trustee hereunder shall be cumulative and not alternative and such rights, powers and remedies shall be in addition to all rights, powers and remedies given to the Trustee under the Indenture and/or otherwise by law.

     10. Subject to Paragraph 24 hereof, the Obligations of the Credit Enhancement Provider under this Agreement shall be absolute, direct, immediate and unconditional, and shall be considered as guaranty of payment, but shall not be a guarantee of collection of any obligation of the Issuer. The Obligations of the Credit Enhancement Provider hereunder are independent of the Indebtedness of the Issuer, and, in the event of any default hereunder, a separate action or actions may be brought and prosecuted against the Credit Enhancement Provider, whether or not the Issuer is joined therein or a separate action or actions are brought against the Issuer. The Trustee may maintain successive actions for other defaults. The Trustee's rights hereunder shall not be exhausted by its exercise of any of its rights or remedies or by any such action or by any number of successive actions until and unless the Indebtedness has been paid in full.

     11. The Trustee is not to be concerned to see or inquire into the powers of the Issuer, its officers, directors, associates, employees or agents acting or purporting to act on its behalf, the Credit Enhancement Provider hereby acknowledging that such powers exist, and monies in fact received by the Issuer from the proceeds of the Bonds in the professed exercise of such powers shall be deemed to form a part of the liabilities secured hereby and by the Collateral, even though the borrowing or obtaining of such monies be in excess of the powers of the Issuer or of the officers, directors, associates or other agents thereof, or shall be in any way irregular, defective or illegal.

     12. Should any one or more provisions of this Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

     13. No provision of this Agreement or right of the Trustee hereunder can be waived nor can the Credit Enhancement Provider be released from Credit Enhancement Provider's Obligations hereunder except by a writing duly executed by the Trustee and 100% of the holders of the Bonds. This Agreement may not be modified, amended, revised, revoked, terminated, changed or varied in any way whatsoever except by the express terms of a writing duly executed by the Trustee except to the extent otherwise provided in Paragraph 23 hereof.

     14. When the context and construction so require, all words used in the singular herein shall be deemed to have been used in the plural, and the masculine shall include the feminine and neuter and vice versa. The word "person" as used herein shall include any individual, company, firm, association, partnership, corporation, trust or other legal entity of any kind whatsoever. All capitalized terms used herein shall have the definitions set forth herein and capitalized terms not otherwise defined shall have the meanings set forth in the Indenture or the Reimbursement Agreement or the Pledge Agreement.

     15. If any or all of the Indebtedness is assigned by the Trustee, this Agreement shall automatically be assigned therewith in whole or in part, as applicable, without the need of any express assignment and when so assigned, the Credit Enhancement Provider shall be bound as set forth herein to the assignee(s) without in any manner affecting Credit Enhancement Provider's liability hereunder for any part of the Indebtedness retained by the Trustee.

     16. This Agreement shall inure to the benefit of and bind the successors and assigns of the Trustee and the Credit Enhancement Provider. The Credit Enhancement Provider shall not assign its rights or Obligations hereunder without the prior written consent of the Trustee and 100% of the holders of the Bonds.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, except to the extent that any of such laws may now or hereafter be preempted by Federal law, in which case, such Federal law shall so govern and be controlling. In any action brought under or arising out of this Agreement, the Credit Enhancement Provider hereby consents to the jurisdiction of any competent court within the State of Colorado and consents to service of process by any means authorized by the law of the State of the Colorado. Except as provided in any other written agreement now or at any time hereafter in force between the Trustee and the Credit Enhancement Provider, this Agreement shall constitute the entire agreement of the Credit Enhancement Provider with the Trustee with respect to the subject matter hereof, and no representation, understanding, promise or condition concerning the subject matter hereof shall be binding upon the Trustee or the Credit Enhancement Provider unless expressed herein.

     18. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be in writing and shall be deemed to have been validly given or served by delivery of same in person to the addressee or by depositing same with Federal Express, Airborne or other verifiable overnight delivery system for next business day delivery or by depositing same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

          Trustee: SouthTrust Bank of Alabama, National Association 100 Office Park Drive; Lower Level
                               Birmingham, Alabama  35223
                               Attention:  Corporate Trust Department

          Credit Enhancement
          Provider:            BFC Guaranty Corp.
                               1455 Pennsylvania Avenue, Suite 230
                               Washington, D.C.  20004

          All notices, demands and requests shall be effective upon such personal delivery or upon being deposited with Federal Express, Airborne, or other verifiable overnight delivery system, or in the United States mail as required above. However, with respect to notices, demands or requests so deposited with Federal Express or in the United States mail, the time period in which a response to any such notice, demand or request must be given shall commence to run from the next business day following any such deposit with Federal Express or, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the notice, demand or request reflecting the date of delivery or rejection of the same by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least 30 days' written notice thereof in accordance with the provisions hereof, the parties hereto shall have the right from time to time to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     19. The Credit Enhancement Provider hereby agrees that this Agreement, the Pledge Agreement, the Obligations and all other obligations secured hereby, shall remain in full force and effect at all times hereinafter until the Indebtedness has been paid in full notwithstanding any action or undertakings by, or against, the Trustee, the Credit Enhancement Provider, the Issuer, any director of the Issuer and/or concerning any collateral securing the Bonds or the Note in any proceeding in the United States Bankruptcy Court, including, without limitation, any proceeding relating to valuation of collateral, election or imposition of secured or unsecured claim status upon claims by the Trustee, pursuant to any Chapter of the Bankruptcy Code or the Rules of Bankruptcy Procedure as same may be applicable from time-to-time.

     20. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, with the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

     21. This Agreement may not be assigned by the Credit Enhancement Provider without the prior written consent of the Trustee and 100% of the holders of the Bonds. The Credit Enhancement Provider shall not assign, pledge, encumber or otherwise transfer any interest in the Collateral without the prior written consent of the Trustee and 100% of the holders of the Bonds.

     22. The Credit Enhancement Provider agrees to convey, pledge and grant a valid, perfected, first priority security interest in the Collateral for the benefit of the Trustee.

     23. The Credit Enhancement Provider may, with the consent of 100% of the holders of the Bonds and of the Trustee, amend and supplement this Agreement; PROVIDED, HOWEVER, that any such amendment or supplement shall be effective only for the specific instance and for the specific purpose for which given.

     24. Notwithstanding anything to the contrary herein set forth, no officers, directors, employees or agents of the Credit Enhancement Provider nor heirs, successors or assigns thereof, shall have any personal liability for payment or performance of the covenants set forth in this Agreement or in any other instrument securing the Indebtedness or the Obligations, and the Trustee agrees not to then assert or claim a deficiency or other personal money judgment against the directors, employees or agents of the Credit Enhancement Provider or their heirs, successors or assigns, for the payment of all Indebtedness and Obligations herein described and to any other property, rights, accounts, general intangibles, leases, rents, issues, profits, income, insurance premiums, awards, payments and consideration conveyed, mortgaged, assigned or pledged hereunder or under any other instrument which secures the Indebtedness or the Obligations herein described or in which a security interest has been granted to or for the benefit of the Trustee to secure the Indebtedness. The foregoing shall not be deemed or construed to be a release of the Indebtedness herein described or in any way to impair, limit or otherwise affect the liens on the Collateral or of any such other instrument on the property, funds or rights covered thereby as Collateral for the payment of the Indebtedness or the Obligations herein described and for the performance of the covenants in this Agreement as a defendant in any action to enforce any remedy for a default, so long as no personal or deficiency money judgment is sought or entered therein against any officers, directors, employee or agent of the Credit Enhancement Provider or their heirs, successors or assigns for principal or interest under this Agreement or the Bonds.

     25. The Credit Enhancement Provider hereby waives any requirement that the Trustee protect, secure, perfect or insure any security interest or lien on any property subject to the Pledge Agreement or exhaust any right or take any action against any person before proceeding against the Collateral (including any rights relating to marshalling of assets).

     26. The Credit Enhancement Provider hereby guarantees that the Indebtedness will be paid strictly in accordance with the terms hereof, regardless of the value, genuineness, validity, regularity or enforceability of the Indebtedness, and of any law, regulation or order now or hereafter in effect regarding jurisdiction affecting any of such terms or the rights of the Trustee with respect thereto. The liability of the Credit Enhancement Provider to the extent herein set forth shall be absolute and unconditional (subject to the provisions of paragraph 24 herein) not subject to any reduction, limitation, impairment, termination, defense, offset, counterclaim or recoupment whatsoever (all of which are expressly waived by the Credit Enhancement Provider) whether by reason of any claim of any character whatsoever, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, or by reason of any liability at any time to the Credit Enhancement Provider or otherwise, whether based upon any obligation or any other agreement or otherwise, and howsoever arising, whether out of action or inaction or otherwise, and whether resulting from default, willfulness conduct, negligence or otherwise, and without limiting the foregoing irrespective of:

          (a) Any lack of validity or enforceability of the Bonds or any agreement or instrument relating thereto;

          (b) Any change in the time, manner or place of payment or in any other term in respect of, all or any of the Indebtedness, or any other amendment or waiver of or consent to Indebtedness, or any other amendment or waiver or consent to any departure from the Bonds or the Indenture or any other agreement relating to any Indebtedness;

          (c) Any increased income, addition to, exchange or release of, or nonperfection of any lien on or security interest in, any Collateral, or any release or amendment or waiver of or consent to any departure from or failure to enforce any other guarantee, for all or any of the Indebtedness;

          (d) Any other circumstance which might otherwise constitute a defense available to, or discharge of, the Issuer in respect to the Indebtedness or the Credit Enhancement Provider in respect hereof;

          (e) The absence of any action on the part of the Trustee to obtain payment of the Indebtedness from the Issuer;

          (f) Any insolvency, bankruptcy, reorganization, dissolution or any proceeding of the Issuer or the Credit Enhancement Provider, including, without limitation, rejection, modification or discharge of the Indebtedness guaranteed hereby in such bankruptcy;

          (g) The absence of notice of any delay in any action to enforce any Indebtedness or to exercise any right or remedy against the Credit Enhancement

     Provider, or the Issuer, whether hereunder, under any Indebtedness or any agreement or any indulgence, compromise, or extension granted; or

          (h) The failure by the Authority to reimburse the Credit Enhancement Provider under the Reimbursement Agreement.

     27. The Credit Enhancement Provider further agrees that, to the extent that the Issuer or the Credit Enhancement Provider makes a payment or payments to the Trustee, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to the Issuer or the Credit Enhancement Provider or their respective estate, trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such payment or repayment, this Agreement and the advances or part thereof which have been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

     28. The Credit Enhancement Provider shall have no rights (direct or indirect) of subrogation, contribution, reimbursement, indemnification, or other rights of payments or recovery from any person or entity, including, without limitation, the Issuer, for any payments made on the Bonds by the Issuer, and the Credit Enhancement Provider hereby waives and releases, absolutely and unconditionally, any such right of subrogation, contribution, reimbursement, indemnification and other rights or recovery which it may now have or hereafter acquire.

     29. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns including, without limitation, the Trustee.

     30. No waiver of any provision of this Agreement and no consent to any departure by the Credit Enhancement Provider herefrom, shall be effective unless it is in writing and consented to by the Trustee and 100% of the holders of the Bonds, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is granted.

     31. The Credit Enhancement Provider hereby represents and warrants that it was organized solely for the purpose of guaranteeing the Obligations as provided for herein. The Credit Enhancement Provider hereby agrees that it has not engaged and will not engage in any business unrelated to the activities herein described. The Credit Enhancement Provider has not and will not have any assets other than those related hereto, including the Collateral. The Credit Enhancement Provider shall not amend its articles of incorporation, and covenants for the benefit of the Trustee to comply with the provisions thereof.

     32. The Credit Enhancement Provider has not and will not engage in or consent to any dissolution, winding up, liquidation, consolidation, merger, asset sale, or amendment of its articles of incorporation. The Credit Enhancement Provider hereby agrees that it shall have at least one independent director (as defined in its articles of incorporation) at all times.

     33. The Credit Enhancement Provider has not caused or allowed and will not cause or allow its board of directors to take any action requiring the unanimous vote of 100% of the members of the board of directors unless an independent director (as defined in its articles of incorporation) shall have participated in such vote.

     34. The Credit Enhancement Provider hereby agrees that during the period that the Bonds are outstanding and continuing for 366 days thereafter, it shall not, without the unanimous consent of all the directors of the Credit Enhancement Provider, file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest, dissolve, liquidate, consolidate, merge or sell all or substantially all of its assets to any other entity in which it has a direct or indirect legal or beneficial ownership interest, engage in any other business activity, or amend its organizational documents.

     35. The Credit Enhancement Provider has no indebtedness other than the Obligations evidenced hereby and liabilities in the ordinary course of business relating to the activities herein described.

     36. The Credit Enhancement Provider has not and will not fail to correct any known misunderstandings regarding the separate identity of the Credit Enhancement Provider.

     37. The Credit Enhancement Provider has maintained and will maintain its accounts, books and records separate from any other person or entity.

     38. The Credit Enhancement Provider has maintained and will maintain its books, records, resolutions and agreements as official records.

     39. The Credit Enhancement Provider has not and will not commingle its funds or assets with those of any other entity, and has held and will hold its assets in its own name. The Credit Enhancement Provider has conducted and will conduct its business in its own name. The Credit Enhancement Provider has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other person or entity.

     40. The Credit Enhancement Provider has paid and will pay its own liabilities out of its own funds and assets.

     41. The Credit Enhancement Provider has observed and will observe all corporate formalities, as applicable.

     42. The Credit Enhancement Provider has not and will not assume or guarantee or become obligated for the debts of any other entity or hold out its credit as being available to satisfy the obligations of any other entity except for liabilities described herein.

     43. The Credit Enhancement Provider has not and will not acquire obligations or securities of its shareholders.

     44. The Credit Enhancement Provider has allocated, and will allocate, fairly and reasonably any overhead for shared office space and uses separate stationery, invoices and checks.

     45. The Credit Enhancement Provider has not and will not pledge its assets for the benefit of any other person or entity except as herein described.

     46. The Credit Enhancement Provider has held and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name and not as a division or part of any other person or entity.

     47. The Credit Enhancement Provider has not and will not make any loans to any person or entity except as herein provided.

     48. The Credit Enhancement Provider has not and will not identify its shareholders or any affiliate of the Credit Enhancement Provider or its shareholders, as a division or part of it.

     49. The Credit Enhancement Provider has not entered and will not enter into or be a party to any transaction with its shareholders or affiliates, except in the ordinary course of its business and on terms which are intrinsically fair and no less favorable to it than would be obtained in a comparable arms-length transaction with an unrelated third party.

     IN WITNESS WHEREOF, the Credit Enhancement Provider has executed this Agreement as of the day and year first above written.



                     COUNTERPART SIGNATURE PAGE TO AGREEMENT




                         BFC GUARANTY CORP., a Delaware corporation



                         By:  /s/  FRANKLIN L. HANEY
                            ------------------------------------------
                            Name:  Franklin L. Haney
                            Title: President

DISTRiCT OF COLUMBIA     )
                         ) ss.
                         )



     The foregoing instrument was acknowledged before me this 27th day of March, 1996, by Franklin Haney as President for BFC Guaranty Corp., a Delaware corporation.

     My commission expires:    November 14, 1997
                           --------------------------

                                        /s/  PHOEBE M. JONES
                                        -------------------------------------
                                        Notary Public

     IN WITNESS WHEREOF, the Trustee has executed this Agreement as of the day and year first above written.


                     COUNTERPART SIGNATURE PAGE TO AGREEMENT



                              SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION, a national banking association



                              By:   /s/  JUDITH B. MILLER
                                 ----------------------------------------------
                                 Title: Vice President - ???



DISTRiCT OF COLUMBIA     )
                         ) ss.
                         )

     The foregoing instrument was acknowledged before me this 28th day of March, 1996, by Judith B. Miller, as Vice President - ??? of SouthTrust Bank of Alabama, National Association, a national banking association.

     My commission expires:    November 14, 1997
                           --------------------------

                                        /s/  PHOEBE M. JONES
                                        -------------------------------------
                                        Notary Public